SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14 (a) of the
Securities Exchange Act of 1934 (Amendment No. )

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TRANSAMERICA INCOME SHARES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANSAMERICA INCOME SHARES, INC.
570 CARILLON PARKWAY
ST. PETERSBURG, FL 33716

PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Transamerica Income Shares, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Transamerica Income Shares, Inc. (the “Fund”) will be held on July 3, 2003, at 570 Carillon Parkway, St. Petersburg, FL 33716, beginning at 9:00 a.m., Eastern Time (the “Meeting”). At the Meeting, shareholders of the Fund, unless otherwise indicated below, will be called upon to consider the following proposals:

PROPOSAL NO. 1:	Election of Directors. To re-elect the current Directors of the Fund as set forth in the Proxy Statement, and to conduct such other business as may properly come before the Meeting and any related follow-up meetings.

Shareholders of record as of the close of business on April 28, 2003 are entitled to vote at the Meeting and any adjournments.

By Order of the Board of Directors of Transamerica Income Shares, Inc.,

John K. Carter, Esq.
Senior Vice President, Secretary
and General Counsel

May 15, 2003

Your vote is very important regardless of the number of shares that you owned on the Record Date. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States, or follow the enclosed instructions relating to Internet or telephone voting. Instructions for the proper execution of the proxy card are set forth in the enclosed materials. It is important that proxies be returned promptly. Whether or not you plan to attend the Meeting, please complete the enclosed proxy card, or vote using the Internet or by telephone. If you vote via the Internet or by telephone, please do not return your proxy card unless you later decide to change your vote.

TRANSAMERICA INCOME SHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS
JULY 3, 2003

PROXY STATEMENT DATED MAY 15, 2003

This Proxy Statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Transamerica Income Shares, Inc. (the “Fund”), a closed-end mutual fund, for use at the Annual Meeting of Shareholders of the Fund to be held at 9:00 a.m. on July 3, 2003, at 570 Carillon Parkway, St. Petersburg, FL 33716, and any adjournments thereof (collectively, the “Meeting”). A notice of the Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Meeting and proxy card(s) are first being mailed to shareholders on or about May 15, 2003. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund; regular employees of AEGON/Transamerica Fund Advisers, Inc., the Fund’s investment adviser (the “Investment Adviser”), or other representatives of the Fund. The Fund has retained ALAMO Direct as the Fund’s proxy solicitor for the Meeting of shareholders. The Fund’s most recent annual report for the year ended March 31, 2003, will be mailed to Fund shareholders on or about May 13, 2003, and will be available to you upon request without charge from the Fund’s transfer agent, Mellon Investor Services, Inc., Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660; telephone toll free: 1-800-288-9541.

Abstentions and broker nonvotes will not be counted in favor of or against the proposal. Broker “nonvotes” occur when the Fund receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting. You may instead vote via the Internet or by telephone by following the enclosed instructions.

A quorum constituting a majority of the Fund’s shares outstanding as of the record date, April 28, 2003, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposals in this Proxy Statement if sufficient votes have been received for approval.

The Board of Directors has fixed the close of business on April 28, 2003, as the record date (the “Record Date”) for the determination of Fund shareholders entitled to notice of and to vote at the Meeting. Shareholders of record, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. There were 6,318,771 shares outstanding on the Record Date, representing a market value of $143,146,771.65, of which 92.4% are owned by shareholders, and 7.6% are owned by affiliates of the Fund.

Appendix A sets forth the shareholders entitled to cast 5% or more of the Fund’s votes. To the best of the Fund’s knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund’s votes, except as stated in Appendix A.

As of the Record Date, the officers and the Directors of the Fund as a group beneficially owned less than 1% of the shares.

Section 30(h) of the Investment Company Act of 1940 (the “1940 Act”) requires the Fund’s officers, directors and investment adviser, the affiliated persons of the investment adviser, and the beneficial owners of more than 10% of the Fund’s shares to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, and to provide copes of these reports to the Fund. To the Fund’s knowledge, no person owns beneficially more than 10% of its shares, thus there were no requirements pursuant to Section 30(h) of the 1940 Act during the fiscal year ended March 31, 2003.

In order that your shares may be represented at the Meeting, you are requested to:

        -- indicate your instructions on the enclosed proxy card;

        -- date and sign the proxy card;

        -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         -- allow sufficient time for the proxy card to be received on or before 5:00 p.m., Eastern Time, July 2, 2003.

You may also vote via the Internet, by telephone or by facsimile. Instructions are enclosed in these materials. If you elect to vote using one of these methods, do not return your proxy card unless you later elect to change your vote.

The Fund’s investment adviser, AEGON/Transamerica Fund Advisers, Inc., is located at 570 Carillon Parkway, St Petersburg, Florida, 33716. State Street Bank and Trust Company, the Fund’s custodian, is located at 225 Franklin Street, Boston, Massachusetts 02110. Mellon Investor Services, Inc., located at Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660, serves as transfer agent to the Fund.

The Fund is required to hold annual meetings of shareholders. Help save the cost of follow-up mailings by promptly returning the proxy card.

    1.        ELECTION OF DIRECTORS. The Board recommends that at this Meeting shareholders vote to re-elect the current directors. Please read the entire proxy statement and exhibits attached hereto to determine how this proposal will affect the Fund before casting your vote.

THE PROPOSAL: ELECTION OF DIRECTORS

Shareholders are asked to consider the re-election of nine Directors to the Fund at the Meeting pursuant to the Fund’s Bylaws, which permit the election of Directors at any meeting to be held.

The persons named as proxies intend to vote to re-elect the nine persons currently serving as Directors, unless authority to vote for the election of all or specified individuals is withheld by so marking the proxy card. If any nominees are unable to serve, the persons named as proxies may vote for other persons or vote to fix the number of directors at less than nine. Election is by a majority vote of the shares represented at the Meeting. The fund complex consists of the Fund, AEGON/Transamerica Series Fund, Inc. (ATSF), Transamerica Occidental Life Insurance Separate Account Fund B (Fund B), IDEX Mutual Funds (IDEX) and Transamerica Index Funds, Inc. (TIF). The mailing address of each nominee is 570 Carillon Parkway, St. Petersburg, Florida 33716. The name, age and principal occupation for the past five years and year of election of the Directors, who have consented to serve if re-elected, are:

DISINTERESTED DIRECTOR NOMINEES:

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTHOF TIME SERVED	PRINCIPAL OCCUPATION OR EMPLOYMENT IN THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR NOMINEE	OTHER DIRECTOR-SHIPS HELD BY DIRECTOR NOMINEE
Peter R. Brown 11180 6th Street East Treasure Island, FL 33706 (DOB 5/10/28)	Nominee, Director	N/A	Chairman of the Board, Peter Brown Construction Company (1963-2000); Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps	91	Vice Chairman and Director, ATSF (1986-present) and TIF (2002-present); Vice Chairman and Trustee, IDEX (1986-present); Vice Chairman and Manager, Fund B (2002-present)
Charles C. Harris 2 Seaside Lane #304 Belleair, FL 33756 (DOB 1/15/30)	Nominee, Director	N/A	N/A	90	Director, ATSF (1986- present); Trustee, IDEX (March 1994-present); Manager, Fund B (2002-present)
Russell A. Kimball, Jr. 1160 Gulf Boulevard Clearwater Beach, FL 34630 (DOB 8/17/44)	Nominee, Director	N/A	General Manager, Sheraton Sand Key Resort (1975-present).	90	Director, ATSF (1986- present); Manager, Fund B (2002-present)
Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB 3/5/36)	Nominee, Director	N/A	President, Florida Tax Free Funds (1993-1995); President and Director (1995), Sun Chiropractic Clinics, Inc.; Executive Vice President (1993-1995), William R. Hough & Co.	90	Director, ATSF (June 2001- present); Trustee, IDEX (1996-present); Trustee, Florida Tax Free Funds (1993-present); Manager, Fund B (2002-present)

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTHOF TIME SERVED	PRINCIPAL OCCUPATION OR EMPLOYMENT IN THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR NOMINEE	OTHER DIRECTOR-SHIPS HELD BY DIRECTOR NOMINEE
William W. Short, Jr. 6911 Bryan Dairy Road Suite 210 Largo, FL 33777 (DOB 2/25/36)	Nominee, Director	N/A	President and majority shareholder of Shorts, Inc.; Chairman of S.A.C. Apparel Corp., Southern Apparel Corp. and S.A.C. General Distributors	90	Director, ATSF (September 2000-present); Trustee, IDEX (1986-present); Manager, Fund B (2002-present)
Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB 9/27/52)	Nominee, Director	N/A	Senior Vice President (1996-2000), Vice President (1990-1996) and Director of Customer Service & Marketing (1987-1990), Florida Power Corp.;	90	Director, ATSF (2001-
present); Trustee, IDEX
(2002-present); Manager,
Fund B (2002-present);
Director, Central Vermont
Public Service Co. (Audit
Committee); Director
Western Electricity
Coordinating Council
(Chairman, Human
Resources and Compensation
					Committee)
Leo J. Hill 2201 N. Main St. Gainesville, FL 32609 (DOB 3/27/56)	Nominee, Director	N/A	Owner & President, Prestige Automotive Group (2001-present); Market President (1997-1998), NationsBank; President & CEO (1994-1998), Barnett Bank of the Treasure Coast, Florida.	90	Director, ATSF (2001-present); Trustee, IDEX (2002-present); Manager, Fund B (2002-present).

INTERESTED DIRECTOR NOMINEES

NAME AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTHOF TIME SERVED	PRINCIPAL OCCUPATION OR EMPLOYMENT IN THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR NOMINEE	OTHER DIRECTOR-SHIPS HELD BY DIRECTOR NOMINEE
Larry N. Norman (1) 4333 Edgewood Road NE Cedar Rapids, IA 52499 (DOB 1/8/53)	Nominee, Director	N/A	President & Chairman, Transamerica Life Insurance Company; President, AFSG Securities Corp. (AFSG)	91	Director, AEGON/
 Transamerica Fund Advisers,
 Inc. (ATFA); Director,
 AEGON/ Transamerica Investor
 Services, Inc.
 (ATIS); Director, AEGON/
 Transamerica Fund Services,
 Inc. (ATFS); Director,
 ATSF; Manager, Fund B (2002
 - present); Director,
 TIF (2002 - present);
Trustee, IDEX
John R. Kenney (1) P.O. Box 5068 Clearwater, FL 34618 (DOB 2/8/38)	Nominee, Director	N/A	Co-CEO of Great Companies, L.L.C.; Chief Executive Officer & President, ATSF (March 1992 - June 2000); President (December 1978 - December 1999), Western Reserve Life Assurance Co. of Ohio; President & Chief Executive Officer, IDEX Mutual Funds (September, 1996 - June 2000)	90	Chairman and Director,
ATSF (1986-present);
Chairman and Director,
Great Companies, L.L.C.;
Chairman (August 1987-
2002) and Director
(July 1973-2002), Western
Reserve Life Assurance
Co. of Ohio; Trustee and
Chairman, IDEX
(September, 1996-present;
Chairman and Manager,
Fund B (2002-present)

    (1)        Such Nominee is an “interested person” of the Fund as defined in the 1940 Act and an affiliated person of ATFA, the Fund’s investment adviser; Transamerica Investment Management, LLC, the Fund’s sub-adviser; ATSF, Fund B, IDEX and TIF, all affiliates of the Fund. Such director received no compensation directly from the Fund.

The Board of Directors met 3 time in 2002 and have met one time in 2003.

Director Ownership of Equity Securities

As of December 31, 2002, the Nominees did not beneficially own shares of the Fund, or any of the Funds overseen by the Nominee in the same family of investment companies, except as set forth in the following table:

NAME OF DIRECTOR NOMINEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY NOMINEE IN FAMILY OF INVESTMENT COMPANIES
Peter R. Brown	N/A	$50,001-$100,000
Charles C. Harris	N/A	$10,000-$50,000
Russell A. Kimball, Jr.	N/A	Over $100,000
Daniel Calabria	N/A	$10,000-$50,000
Janice B. Case	N/A	$10,000-$50,000
William W. Short, Jr.	N/A	Over $100,000
Leo J. Hill	N/A	Over $100,000
Larry N. Norman (1)	N/A	$1-$10,000
John R. Kenney (1)	N/A	Over $100,000

(1)     Such Director is an “interested person” of the Fund as defined in the 1940 Act, as discussed above.

Conflicts of Interest

The following table sets forth information about securities issued by certain of the Fund’s affiliates that are beneficially owned by the Directors who are not “interested persons” of the Fund as defined in the 1940 Act. For this purpose, “immediate family member” includes the Director’s spouse, children residing in the household and dependents of the Director:

NAME OF DIRECTOR NOMINEE	NAME OF OWNERS AND RELATIONSHIP TO NOMINEE	COMPANY	TITLE OF CLASS	VALUE OF SECURITIES	PERCENT OF CLASS
Peter R. Brown	Marina D. Brown, spouse	IDEX	A	$1-$10,000	0
Charles C. Harris	N/A	N/A	N/A	N/A	N/A
Russell A. Kimball, Jr.	Martha A. Kimball, spouse	IDEX	A	$1-$10,000	0
Daniel Calabria	N/A	N/A	N/A	N/A	N/A
Janice B. Case	N/A	N/A	N/A	N/A	N/A
William W. Short, Jr.	Joyce J. Short, spouse	IDEX	A	Over $100,000	0
Leo J. Hill	N/A	N/A	N/A	N/A	N/A

SHAREHOLDER APPROVAL

The election of each Nominee requires an affirmative vote of a majority of outstanding voting shares entitled to vote present at the Meeting in person or by proxy. Fund shareholders will vote together as a single class on the election of Nominees for the Fund.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" EACH DIRECTOR OF THE FUND.

The Audit Committee

Assuming shareholder approval of the proposed re-election of Nominees for Director, the Board’s Audit Committee is composed of Messrs. Brown, Kimball, Harris and Short. The functions performed by the Audit Committee include the recommendation of the independent public accountants for the Fund to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board.

The Board has adopted a written charter for the Fund’s Audit Committee, which appears as Appendix B to this proxy statement. The Fund’s current Audit Committee is composed of Peter R. Brown, Charles C. Harris, Russell A Kimball, Jr., and William W. Short. Each of Messrs. Brown, Harris, Kimball and Short is a Disinterested Director, and is an “independent” director for purposes of Section 303.01 of the New York Stock Exchange Listing Standards. The Audit Committee met one time in 2003. The Audit Committee has reviewed and discussed with the Fund’s management the audited financial statements of the Fund for the year ended March 31, 2003. Ernst & Young LLP, the Fund’s independent public accountants, has discussed with the Audit Committee all matters required to be discussed by the Statement on Auditing Standards No. 61. Ernst & Young LLP provided the Audit Committee the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and has discussed its independence with the Board.

Based on the review and discussions noted above, and consistent with the roles and responsibilities referred to above and in the Committee’s Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report for the year ended March 31, 2003 for filing with the Securities and Exchange Commission.

The Nominating Committee

The current Nominating Committee is composed of Messrs. Brown, Harris and Kimball, Jr., and met one time during the Period. The functions performed by the Nominating Committee include nominating independent directors and committee memberships. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Fund’s Secretary and must be received by December 31, 2003.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716.

OTHER MATTERS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

ANNUAL REPORT

A copy of the Fund’s Annual Report may be obtained without charge by writing to the Fund’s transfer agent, Mellon Investor Services, Inc., Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660; or calling toll free: 1-800-288-9541.

By Order of the Board of Directors, Transamerica Income Shares, Inc. St. Petersburg, FL

APPENDIX A

SHAREHOLDERS ENTITLED TO CAST 5% OR MORE
OF FUND VOTES

NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF SHARES	% OF FUND
Wilmington Trust Company 1100 N. Market Street Wilmington, DE 19801	479,575	7.6%
CEDE & Co. P.O. Box 20 Bowling Green Station New York, NY 10274-0020	4,780,832	75.7%

APPENDIX B

Transamerica Income Shares, Inc. (the “Fund”)

AUDIT COMMITTEE CHARTER

1.	The Audit Committee (the “Committee”) shall be composed entirely of independent Directors.

2.	The purposes of the Committee are:

(a)	to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and

(c)	to act as liaison between the Fund’s independent accountants and the full Board of Directors.

The function of the Committee is oversight; it is the responsibility of AEGON/Transamerica Fund Advisers, Inc. (“ATFA”) to maintain appropriate systems for accounting and internal control, and the independent accountants’ responsibility to plan and carry out a proper audit.

3.	To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to recommend the selection, retention or termination of independent accountants to the full Board of Directors, and in connection therewith, to evaluate the independence of accountants, including whether the accountants provide any consulting services to the manager, and to receive the accountants’ specific representations as to their independence;

(b)	to consult or meet with the Fund’s independent accountants, including private meetings and telephone conferences, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s); (iii) to consider the accountants’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the accountants propose to render to the Board and shareholders;

(c)	to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the accountants;

(d)	to review the fees charged by the accountants for audit and non-audit services;

(e)	to investigate improprieties or suspected improprieties in fund operations; and

(f)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.	The Committee shall meet at least semi-annually and is empowered to hold special meetings, as circumstances require.

5.	The Committee shall meet with the Treasurer of the Fund at least semi-annually and with any other Officer as the Committee pleases.

6.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.